Exhibit 99.3

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

The following unaudited schedules present the actual financial and operating data for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011.

Note: All amounts in the attached schedules for the fourth quarter of 2011 have been shaded. Additionally, any other new or revised amounts that have been included in these schedules have been shaded.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions, except per share amounts)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Income Statement Data											
Revenue	$ 1,403	$ (44)	$ 1,359	$ (12)	$ 1,347	$ (25)	$ 1,322	$ (31)	$ 1,291	$ (8)	$ 1,283
Costs and expenses	829	(63)	766	(21)	745	(20)	725	34	759	(47)	712
Depreciation and amortization	340	13	353	(2)	351	8	359	(7)	352	(11)	341
Total operating expenses	1,169	(50)	1,119	(23)	1,096	(12)	1,084	27	1,111	(58)	1,053
Operating income	234	6	240	11	251	(13)	238	(58)	180	50	230
Investment and other income (loss), net	3	(2)	1	8	9	(9)	-	1	1	1	2
Interest expense	167	1	168	(1)	167		167	(1)	166	(1)	165
Income before income taxes	70	3	73	20	93	(22)	71	(56)	15	52	67
Income tax expense (benefit)	40	(14)	26	11	37	-	37	(44)	(7)	29	22
Net income	$ 30	$ 17	$ 47	$ 9	$ 56	$ (22)	$ 34	$ (12)	$ 22	$ 23	$ 45
Weighted average shares outstanding	989	1	990	-	990	(1)	989	1	990	-	990
Basic net income per share attributable to common shareholders of Frontier	$ 0.03	$ 0.02	$ 0.05	$ -	$ 0.05	$ (0.02)	$ 0.03	$ (0.01)	$ 0.02	$ 0.02	$ 0.04

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Selected Income Statement Data											
Revenue											
Local and long distance services	$ 689	$ (27)	$ 662	$ (27)	$ 635	$ (17)	$ 618	$ (12)	$ 606	$ (13)	$ 593
Data and internet services	453	-	453	6	459	3	462	(4)	458	7	465
Other	93	(10)	83	4	87	(3)	84	(5)	79	(1)	78
Customer revenue	1,235	(37)	1,198	(17)	1,181	(17)	1,164	(21)	1,143	(7)	1,136
Switched access and subsidy	168	(7)	161	5	166	(8)	158	(10)	148	(1)	147
Total revenue	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291	(8)	1,283
Expenses											
Costs and expenses	829	(63)	766	(21)	745	(20)	725	34	759	(47)	712
Depreciation and amortization	340	13	353	(2)	351	8	359	(7)	352	(11)	341
Total operating expenses	1,169	(50)	1,119	(23)	1,096	(12)	1,084	27	1,111	(58)	1,053
Operating Income	$ 234	$ 6	$ 240	$ 11	$ 251	$ (13)	$ 238	$ (58)	$ 180	$ 50	$ 230
Other Financial Data											
Adjusted operating income [1]	$ 331	$ (62)	$ 269	$ 6	$ 275	$ -	$ 275	$ (18)	$ 257	$ 18	$ 275
Adjusted operating income %	23.6%	-3.8%	19.8%	0.6%	20.4%	0.4%	20.8%	-0.9%	19.9%	1.5%	21.4%
Operating cash flow, as adjusted [1]	$ 671	$ (49)	$ 622	$ 4	$ 626	$ 8	$ 634	$ (25)	$ 609	$ 7	$ 616
Operating cash flow %, as adjusted	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%	-0.7%	47.2%	0.8%	48.0%
Free cash flow [1]	$ 339	$ (126)	$ 213	$ 40	$ 253	$ (22)	$ 231	$ 33	$ 264	$ 94	$ 358
Dividends	$ 186	$ -	$ 186	$ 1	$ 187	$ -	$ 187	$ -	$ 187	$ -	$ 187
Dividend payout ratio	55.0%	32.5%	87.5%	-13.7%	73.8%	6.8%	80.6%	-9.9%	70.7%	-18.5%	52.2%

[1] A reconciliation to this measure is presented on pages 5 and 6.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions of dollars)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Other Financial Data											
Revenue:											
Residential[1]	634	(23)	611	(22)	589	(13)	576	(15)	561	(17)	544
Business[1]	601	(14)	587	5	592	(4)	588	(6)	582	10	592
Total customer revenue	1,235	(37)	1,198	(17)	1,181	(17)	1,164	(21)	1,143	(7)	1,136
% of total revenue	88%	0%	88%	0%	88%	0%	88%	1%	89%	-	89%
Switched Access Revenue	88	(6)	82	5	87	(2)	85	(11)	74	(1)	73
Federal Subsidies	43	-	43	(2)	41	(5)	36	2	38	-	38
State Subsidies	10	1	11	(1)	10	1	11	-	11	(1)	10
Surcharges	27	(2)	25	3	28	(2)	26	(1)	25	1	26
Total regulatory revenue	168	(7)	161	5	166	(8)	158	(10)	148	(1)	147
% of total revenue	12%	0%	12%	0%	12%	0%	12%	-1%	11%	-	11%
Total revenue	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291	(8)	1,283
Capital expenditures:											
Capital expenditures - business operations	159	70	229	(26)	203	8	211	11	222	(110)	112
Integration	16	3	19	(13)	6	7	13	31	44	(30)	14
Total	175	73	248	(39)	209	15	224	42	266	(140)	126

[1] Revised from the previously disclosed amounts to reflect reclassification of certain revenues from business to residential.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions, except operating data)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Other Financial and Operating Data											
Access lines:											
Residential	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710	(92,799)	3,428,911	(84,153)	3,344,758	(77,271)	3,267,487
Business	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254	(26,303)	2,060,951	(31,850)	2,029,101	(29,672)	1,999,429
Total access lines	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964	(119,102)	5,489,862	(116,003)	5,373,859	(106,943)	5,266,916
Residential customer metrics:											
Customers	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306	(86,347)	3,251,959	(77,044)	3,174,915	(71,149)	3,103,766
Revenue [2]	$ 634	$ (23)	$ 611	$ (22)	$ 589	$ (13)	$ 576	$ (15)	$ 561	$ (17)	$ 544
Average monthly residential revenue per customer (ARPU) [2] [3]	$ 58.34	$ (0.49)	$ 57.85	$ (0.49)	$ 57.36	$ 0.35	$ 57.71	$ (0.19)	$ 57.52	$ (0.57)	$ 56.95
Customer monthly churn	1.88%	-0.24%	1.64%	0.15%	1.79%	-0.13%	1.66%	0.06%	1.72%	-0.19%	1.53%
Products per residential customer [1]	2.26	0.04	2.30	0.05	2.35	0.05	2.40	0.04	2.44	0.03	2.47
Business customer metrics:											
Customers	354,233	(10,410)	343,823	(10,427)	333,396	(6,633)	326,763	(7,384)	319,379	(9,479)	309,900
Revenue [2]	$ 601	$ (14)	$ 587	$ 5	$ 592	$ (4)	$ 588	$ (6)	$ 582	$ 10	592
Average monthly business revenue per customer (ARPU)	$ 561.81	$ (0.62)	$ 561.19	$ 20.91	$ 582.10	$ 11.80	$ 593.90	$ 6.58	$ 600.48	$ 26.66	627.14
Other data:											
Employees	14,758	40	14,798	102	14,900	30	14,930	324	15,254	134	15,388
High-Speed Internet (HSI) subscribers	1,711,911	7,048	1,718,959	11,377	1,730,336	8,334	1,738,670	16,172	1,754,842	9,318	1,764,160
Video subscribers	515,641	15,805	531,446	14,958	546,404	7,814	554,218	2,334	556,552	975	557,527
Switched access minutes of use (in millions)	5,346	(248)	5,098	(98)	5,000	(215)	4,785	(159)	4,626	(144)	4,482
Average monthly total revenue per access line	$ 78.73	$ (0.75)	$ 77.98	$ 1.09	$ 79.07	$ 0.35	$ 79.42	$ (0.20)	$ 79.22	1.17	$ 80.39
Average monthly customer revenue per access line	$ 69.29	$ (0.52)	$ 68.77	$ 0.54	$ 69.31	$ 0.63	$ 69.94	$ 0.20	$ 70.14	1.04	$ 71.18

[1] Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5.

[2] Revised from the previously disclosed amounts to reflect reclassification of certain revenues from business to residential.

[3] Calculation excludes the Mohave Cellular Limited Partnership.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	For the year ended December 31, 2011
Net Income to Free Cash Flow							
Net income	$ 30	$ 47	$ 56	$ 34	$ 22	$ 45	$ 158
Add back:							
Depreciation and amortization	340	353	351	359	352	341	1,403
Income tax expense (benefit)	40	26	37	37	(7)	22	88
Pension/OPEB costs (non-cash)	12	16	11	6	6	1	24
Stock-based compensation	5	5	4	4	3	4	14
Acquisition and integration costs	78	11	13	20	67	42	143
Subtract:							
Cash paid (received) for income taxes (refunds)	5	16	9	18	(44)	(17)	(33)
Other income (loss), net	2	-	7	-	1	2	9
Capital expenditures - Business operations	159	229	203	211	222	112	748
Free cash flow	$ 339	$ 213	$ 253	$ 231	$ 264	$ 358	$ 1,106

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions)	Actual September 30, 2010	Actual December 31, 2010	Actual March 31, 2011	Actual June 30, 2011	Actual September 30, 2011	Actual December 31, 2011	For the year ended December 31, 2011
Operating Cash Flow and Operating Cash Flow Margin							
Operating income	$ 234	$ 240	$ 251	$ 238	$ 180	$ 230	$ 900
Add back:							
Depreciation and amortization	340	353	351	359	352	341	1,403
Operating cash flow	$ 574	$ 593	$ 602	$ 597	$ 532	$ 571	$ 2,303
Adjustments:							
Non-cash pension/OPEB costs	12	16	11	6	6	1	24
Severance and early retirement costs	7	2	-	11	4	2	16
Acquisition and integration costs	78	11	13	20	67	42	143
Operating income, as adjusted	$ 331	$ 269	$ 275	$ 275	$ 257	$ 275	$ 1,083
Operating cash flow, as adjusted	$ 671	$ 622	$ 626	$ 634	$ 609	$ 616	$ 2,486
Revenue	$ 1,403	$ 1,359	$ 1,347	$ 1,322	$ 1,291	$ 1,283	$ 5,243
Operating income margin (Operating income divided by revenue)	16.7%	17.6%	18.6%	18.0%	14.0%	18.0%	17.2%
Operating income margin, as adjusted	23.6%	19.8%	20.4%	20.8%	19.9%	21.4%	20.6%
Operating cash flow margin (Operating cash flow divided by revenue)	40.9%	43.6%	44.7%	45.2%	41.2%	44.5%	43.9%
Operating cash flow margin, as adjusted	47.9%	45.8%	46.5%	47.9%	47.2%	48.0%	47.4%

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions of dollars)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var. [1]	Actual September 30, 2011 [1]	Var. [1]	Actual December 31, 2011 [1]
Revenue:											
Legacy Frontier	513	(12)	501	4	505	(8)	497	(7)	490	(4)	486
Acquired properties	890	(32)	858	(16)	842	(17)	825	(24)	801	(4)	797
Total revenue	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291	(8)	1,283
Cash operating expenses											
Legacy Frontier	253	1	254	(4)	250	(4)	246	NA	NA	NA	NA
Acquired properties	479	3	482	(12)	470	(28)	442	NA	NA	NA	NA
Total cash operating expenses	732	4	736	(16)	720	(32)	688	(6)	682	(15)	667
Operating cash flow, as adjusted											
Legacy Frontier	260	(14)	246	8	254	(3)	251	NA	NA	NA	NA
%	50.8%	-1.7%	49.1%	1.3%	50.4%	0.1%	50.5%	NA	NA	NA	NA
Acquired properties	411	(35)	376	(4)	372	11	383	NA	NA	NA	NA
%	46.2%	-2.4%	43.8%	0.4%	44.2%	2.2%	46.4%	NA	NA	NA	NA
Total operating cash flow, as adjusted	671	(49)	622	4	626	8	634	(25)	609	7	616
%	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%	-0.7%	47.2%	0.8%	48.0%

[1] Information is not available (NA) to segregate Cash operating expenses between Legacy Frontier and Acquired properties.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions of dollars)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Revenue:											
Residential revenue:											
Legacy Frontier [1]	223	(5)	218	(2)	216	(2)	214	(5)	209	(4)	205
Acquired properties	411	(18)	393	(20)	373	(11)	362	(10)	352	(13)	339
Total residential revenue [1]	634	(23)	611	(22)	589	(13)	576	(15)	561	(17)	544
Business revenue:											
Legacy Frontier [1]	209	(4)	205	5	210	(1)	209	(1)	208	1	209
Acquired properties	392	(10)	382	-	382	(3)	379	(5)	374	9	383
Total business revenue [1]	601	(14)	587	5	592	(4)	588	(6)	582	10	592
Regulatory revenue:											
Switched access revenue											
Legacy Frontier	51	(3)	48	1	49	(1)	48	(5)	43	-	43
Acquired properties	37	(3)	34	4	38	(1)	37	(6)	31	(1)	30
Total switched access revenue	88	(6)	82	5	87	(2)	85	(11)	74	(1)	73
Federal subsidy revenue											
Legacy Frontier	18	-	18	(1)	17	(3)	14	3	17	(1)	16
Acquired properties	25	-	25	(1)	24	(2)	22	(1)	21	1	22
Total Federal USF revenue	43	-	43	(2)	41	(5)	36	2	38	-	38
State subsidy revenue											
Legacy Frontier	2	-	2	-	2	-	2	1	3	-	3
Acquired properties	8	1	9	(1)	8	1	9	(1)	8	(1)	7
Total State USF revenue	10	1	11	(1)	10	1	11	-	11	(1)	10
Surcharges revenue											
Legacy Frontier	10	(1)	9	2	11	(1)	10	-	10	-	10
Acquired properties	17	(1)	16	1	17	(1)	16	(1)	15	1	16
Total surcharges revenue	27	(2)	25	3	28	(2)	26	(1)	25	1	26
Total regulatory revenue	168	(7)	161	5	166	(8)	158	(10)	148	(1)	147
Total revenue:											
Legacy Frontier	513	(12)	501	4	505	(8)	497	(7)	490	(4)	486
Acquired properties	890	(32)	858	(16)	842	(17)	825	(24)	801	(4)	797
Total revenue	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291	(8)	1,283

[1] Revised from the previously disclosed amounts to reflect reclassification of certain revenues from business to residential.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions, except operating data)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Residential customer metrics:											
Customers -											
Legacy Frontier	1,185,819	(22,058)	1,163,761	(21,024)	1,142,737	(19,231)	1,123,506	(19,348)	1,104,158	(18,987)	1,084,171
Acquired properties	2,352,276	(70,844)	2,281,432	(85,863)	2,195,569	(67,116)	2,128,453	(57,696)	2,070,757	(51,162)	2,019,595
Total residential customers	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306	(86,347)	3,251,959	(77,044)	3,174,915	(71,148)	3,103,766
Revenue -											
Legacy Frontier [2]	$ 223	$ (5)	$ 218	$ (2)	$ 216	$ (2)	$ 214	$ (5)	$ 209	$ (4)	$ 205
Acquired properties	411	(18)	393	(20)	373	(11)	362	(10)	352	(13)	339
Total residential revenue [2]	$ 634	$ (23)	$ 611	$ (22)	$ 589	$ (13)	$ 576	$ (15)	$ 561	$ (17)	$ 544
ARPU -											
Legacy Frontier [2] [3]	$ 60.76	$ (0.31)	$ 60.45	$ 0.41	$ 60.86	$ 0.01	$ 60.87	$ (0.16)	$ 60.71	$ (0.57)	$ 60.14
Acquired properties	$ 57.13	$ (0.61)	$ 56.52	$ (0.96)	$ 55.56	$ 0.50	$ 56.06	$ (0.22)	$ 55.84	$ (0.61)	$ 55.23
Total residential ARPU [2] [3]	$ 58.34	$ (0.49)	$ 57.85	$ (0.49)	$ 57.36	$ 0.35	$ 57.71	$ (0.19)	$ 57.52	$ (0.57)	$ 56.95
Percent of customers on price protection plans -											
Legacy Frontier	57.6%	0.8%	58.4%	0.6%	59.0%	1.5%	60.5%	1.5%	62.0%	1.1%	63.1%
Customer monthly churn -											
Legacy Frontier	1.39%	-0.03%	1.36%	-0.01%	1.35%	-0.01%	1.34%	0.08%	1.42%	-0.06%	1.36%
Acquired properties	2.13%	-0.35%	1.78%	0.23%	2.01%	-0.18%	1.83%	0.05%	1.88%	-0.26%	1.62%
Total residential customer monthly churn	1.88%	-0.24%	1.64%	0.15%	1.79%	-0.13%	1.66%	0.06%	1.72%	-0.19%	1.53%
Products per residential customer - [1]											
Legacy Frontier	2.58	0.02	2.60	0.04	2.64	0.03	2.67	0.03	2.70	0.02	2.72
Acquired properties	2.10	0.05	2.15	0.05	2.20	0.06	2.26	0.03	2.29	0.04	2.33
Total products per residential customer	2.26	0.04	2.30	0.05	2.35	0.05	2.40	0.04	2.44	0.03	2.47

[1] Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5.

[2] Revised from the previously disclosed amounts to reflect reclassification of certain revenues from business to residential.

[3] Calculation excludes the Mohave Cellular Limited Partnership.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

(Amounts in millions, except operating data)	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Business customer metrics:											
Customers -											
Legacy Frontier	137,456	(1,973)	135,483	(2,832)	132,651	(832)	131,819	(1,765)	130,054	(2,833)	127,221
Acquired properties	222,906	(8,550)	214,356	(7,836)	206,520	(5,693)	200,927	(6,231)	194,696	(6,560)	188,136
Total business customers	354,233 [1]	(10,410)	343,823 [1]	(10,427)	333,396 [1]	(6,633)	326,763 [1]	(7,384)	319,379 [1]	(9,479)	309,900 [1]
Revenue -											
Legacy Frontier [2]	$ 209	$ (4)	$ 205	$ 5	$ 210	$ (1)	$ 209	$ (1)	$ 208	$ 1	$ 209
Acquired properties	392	(10)	382	-	382	(3)	379	(5)	374	9	383
Total business revenue [2]	$ 601	$ (14)	$ 587	$ 5	$ 592	$ (4)	$ 588	$ (6)	$ 582	$ 10	$ 592
ARPU -											
Legacy Frontier [2]	$ 505.04	$ (3.27)	$ 501.77	$ 18.75	$ 520.52	$ 6.76	$ 527.28	$ 3.08	$ 530.36	$ 12.24	$ 542.60
Acquired properties	$ 581.05	$ 1.65	$ 582.70	$ 22.32	$ 605.02	$ 14.98	$ 620.00	$ 9.66	$ 629.66	$ 36.55	$ 666.21
Total business ARPU [2]	$ 561.81	$ (0.62)	$ 561.19	$ 20.91	$ 582.10	$ 11.80	$ 593.90	$ 6.58	$ 600.48	$ 26.66	$ 627.14

[1] Total amount reflects the removal of duplicate customer accounts of 6,129, 6,016, 5,775, 5,983, 5,371 and 5,457 that overlap Legacy Frontier and Acquired properties as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[2] Revised from the previously disclosed amounts to reflect reclassification of certain revenues from business to residental.

Frontier Communications Corporation
Actual Financial and Operating Data
for the Six Quarters Ended December 31, 2011

	Actual September 30, 2010	Var.	Actual December 31, 2010	Var.	Actual March 31, 2011	Var.	Actual June 30, 2011	Var.	Actual September 30, 2011	Var.	Actual December 31, 2011
Access lines:											
Residential -											
Legacy Frontier	1,273,172	(24,778)	1,248,394	(23,428)	1,224,966	(21,852)	1,203,314	(21,466)	1,181,848	(21,922)	1,159,926
Acquired properties	2,461,988	(74,712)	2,387,276	(90,532)	2,296,744	(71,147)	2,225,597	(62,687)	2,162,910	(55,349)	2,107,561
Total residential access lines	3,735,160	(98,490)	3,635,670	(113,860)	3,521,710	(92,799)	3,428,911	(84,153)	3,344,758	(77,271)	3,267,487
Business -											
Legacy Frontier	750,037	(8,957)	741,080	(7,666)	733,414	(5,890)	727,524	(6,431)	721,093	(8,657)	712,436
Acquired properties	1,385,715	(16,747)	1,368,968	(15,128)	1,353,840	(20,413)	1,333,427	(25,419)	1,308,008	(21,015)	1,286,993
Total business access lines	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254	(26,303)	2,060,951	(31,850)	2,029,101	(29,672)	1,999,429
Total -											
Legacy Frontier	2,023,209	(33,735)	1,989,474	(31,094)	1,958,380	(27,542)	1,930,838	(27,897)	1,902,941	(30,579)	1,872,362
Acquired properties	3,847,703	(91,459)	3,756,244	(105,660)	3,650,584	(91,560)	3,559,024	(88,106)	3,470,918	(76,364)	3,394,554
Total access lines	5,870,912	(125,194)	5,745,718	(138,754)	5,608,964	(119,102)	5,489,862	(116,003)	5,373,859	(106,943)	5,266,916